UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ProUroCare Medical Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ProUroCare Medical Inc.

6440 Flying Cloud Dr., Suite 101

Eden Prairie, MN 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2009

TO THE STOCKHOLDERS OF PROUROCARE MEDICAL INC.:

ProUroCare Medical Inc. will hold its Annual Meeting of Stockholders at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402, on Tuesday, August 11, 2009 at 3:30 p.m. local time, or at any adjournment or adjournments thereof.  We are holding the meeting for the following purposes:

1.                                       To elect four directors to our Board of Directors;

2.                                       To approve our 2009 Stock Plan;

3.                                       To adopt amended Articles of Incorporation;

4.                                       To ratify the Audit Committee’s selection of our independent registered public accounting firm for fiscal 2009; and

5.                                       To transact any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of our common stock at the close of business on June 23, 2009 will be entitled to vote at the meeting or any adjournments thereof.  Adoption of each of our four proposals requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of our 2008 Annual Report is enclosed.

You can vote your shares by completing and returning a proxy card.  Most stockholders can also vote over the Internet or by telephone.  If the Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying the proxy statement.  You can help us save money by voting over the Internet or by telephone.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the enclosed proxy statement.

By Order of the Board of Directors,

DAVID F. KOENIG

Secretary

July 8, 2009

PROUROCARE MEDICAL INC.

6440 Flying Cloud Dr., Suite 101

Eden Prairie, MN 55344

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ProUroCare Medical Inc. (“ProUroCare,” the “Company,” “we,” “our” or “us”) to be used at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 11, 2009, for the purpose of considering and taking appropriate action with respect to the following:

1.                     The election of four directors to our Board of Directors;

2.                     The approval and adoption of the ProUroCare Medical Inc. 2009 Stock Option Plan (the “2009 Plan”);

3.                     The approval and adoption of amended Articles of Incorporation;

4.                     Ratification of the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for fiscal 2009; and

5.                     The transaction of any other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or given to stockholders on or about July 8, 2009.

Proxies

Only holders of record of our common stock at the close of business on June 23, 2009 (the “Record Date”) will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 9,894,991 shares of our common stock outstanding on the Record Date.  Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.  A quorum, consisting of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of (i) each of the nominees for director, (ii) the 2009 Plan, (iii) the amended Articles of Incorporation, (iv) the appointment of Baker Tilly as independent registered public accounting firm for fiscal 2009 and (v) the approval of any other matters to be considered at the Annual Meeting.  For purposes of the vote on the proposals listed above or any other matters to be considered at the Annual Meeting, abstentions will be counted as votes entitled to be cast on these matters and will have the effect of a vote against such matters.  If you hold your shares in street name and do not provide voting instructions to your broker, they will be counted as present at the meeting for the purpose of determining a quorum and may be voted on the proposals listed above at the discretion of your broker.

Each stockholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting or by executing and delivering a new proxy card to our Secretary.  Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof. Presence at the Annual Meeting of a stockholder who has signed a proxy does not alone revoke that proxy.

All shares entitled to vote and represented by properly completed proxies received prior to this meeting and not revoked at the meeting will be voted at the meeting in accordance with your indications.  If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted as the Board of Directors recommends.  If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

The Board of Directors unanimously recommends that you vote “FOR” the election of four director nominees named in this Proxy Statement, “FOR” the adoption of the 2009 Plan, “FOR” the adoption of the amended Articles of Incorporation and “FOR” the ratification of Baker Tilly as our independent registered public accounting firm for fiscal 2009.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

Voting Procedures

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

• To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

• To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Simply complete and mail the voting instruction form as instructed by your broker, bank or other agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.  You may also request a legal proxy at www.proxyvote.com.

Cost of Proxy Distribution and Solicitation

Our Board of Directors has sent you this Proxy Statement.  The Company will bear the cost of preparing, assembling and mailing the proxy statement, proxy card, 2008 Annual Report and other material that may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees may solicit proxies personally, by telephone, by telegram or by special letter.  No additional compensation will be paid for such employee solicitation.

Annual Report

An Annual Report of the Company setting forth the Company’s activities and containing financial statements of the Company for the fiscal year ended December 31, 2008 accompanies this Notice of Annual Meeting and Proxy Statement.  Stockholders may receive, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements schedules and amendments thereto, as filed with the Securities and Exchange Commission (the “SEC”), by writing to: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344, Attention: Chief Financial Officer, or by calling the Company at (952) 476-9093.

CORPORATE GOVERNANCE

Director Independence

Each of Messrs. Koenig, Rudelius and Smith qualifies as an “independent director,” as such term is defined in Rule 4200(a)(15) of the NASDAQ listing standards.  As an executive officer of the Company, Mr. Carlson does not qualify as an “independent director.”

Attendance at Meetings

In addition to committee meetings, during fiscal 2008, the Board held nine meetings.  Each director attended more than 75 percent of the meetings of the Board and its committees on which the director served.  It is the Company’s policy that all Board members be in attendance at the Annual Meeting of Stockholders.  All Board members were in attendance at the 2008 Annual Meeting.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and a Code of Ethics that apply to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A current copy of each of the Code of Business Conduct and the Code of Ethics is available on our website at http://www.prourocare.com under the heading “Investors” and subheading “Corporate Governance,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Business Conduct and the Code of Ethics applicable to our directors or executive officers that would otherwise be required to be disclosed under the SEC rules or, to the extent permitted, the NASDAQ rules. A current copy of the Code of Business Conduct and the Code of Ethics may also be obtained, without charge, upon written request directed to us at: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Board Committees

The Board of Directors has three standing committees:

•      The Nominating and Governance Committee, the members of which are Robert Rudelius (Chair) and David Koenig.

•      The Compensation Committee, the members of which are David Koenig (Chair) and Robert Rudelius.

•      The Audit Committee, the members of which are Scott Smith (Chair) and David Koenig.

Each committee has a charter governing their duties and obligations to the full Board and our stockholders that was approved by our Board of Directors, a current copy of which is available on our website at http://www.prourocare.com under the heading “Investors” and subheading “Corporate Governance.” The members of each of these committees qualify as “independent directors.”

Nominating and Governance Committee

Our Nominating and Governance Committee’s responsibilities include:

•                  recommending a size and composition of the Board that the Committee determines is best suited to fulfilling the Board’s responsibilities;

•                  identifying individuals believed to be qualified to become Board members in accordance with the nominating criteria set forth under the caption “Director Nominations” and recommending to the Board the nominees to stand for election as directors at the Annual Meeting of stockholders or, if applicable, at a special meeting of stockholders;

•                  reviewing and recommending to the Board the charters of all Board committees with a view to comprehensive and effective committee operations and to prevent conflicts among committees;

•                  recommending to the Board a compensation and benefits package that will attract and retain qualified directors;

•                  providing oversight of the succession plan for our CEO and recommending to the Board a successor chief executive officer when a vacancy occurs;

•                  evaluating stockholder proposals received by the Company and making appropriate recommendations to the Board;

•                  developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and providing ongoing oversight of governance, with the objective of compliance with corporate governance standards, policies and practices; and

•                  reviewing and recommending to the Board with regard to articles of incorporation, bylaws or stockholder rights plan issues or changes in fundamental corporate charter provisions.

Our Nominating and Governance Committee is authorized to retain advisors and consultants, and to compensate them for their services.

Our Nominating and Governance Committee met two times during 2008.

Compensation Committee

Our Compensation Committee’s responsibilities include:

•                  adopting an executive compensation strategy consistent with the Company’s plans and objectives and periodically considering the competitiveness of the Company’s executive compensation and other compensation programs with respect to relevant industries and the business community generally;

•                  reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining and approving the CEO’s compensation based on this evaluation. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the CEO in past years and any other relevant factors;

•                  meeting with the Company’s management and, if appropriate, independent advisors to review current trends and practices in executive compensation and reviewing disclosure requirements under various securities rules and regulations;

•                  overseeing regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes complying with federal tax regulations;

•                  reviewing and establishing all compensation arrangements between the Company and its executive officers (such arrangements may include, but shall not be limited to, cash compensation, bonuses, stock options, restricted stock awards, insurance, retirement, other benefits and other perquisites); and

•                  administering all stock plans (stock options, restricted stock, stock purchase, etc.) and granting awards under such plans consistent with each plan’s intended purpose.

As set forth in the Compensation Committee charter, the Committee:

•                  has the authority to engage independent compensation consultants and legal advisors when determined by the Committee to be necessary or appropriate. The Committee did not engage a compensation consultant to assist it with establishing executive compensation levels in 2008;

•                  has the authority to delegate its responsibilities as it may deem appropriate, to the extent allowed under applicable law. The Committee generally does not delegate its responsibilities to others; and

•                  requests that the CEO provide to the Committee his recommendations relative to compensation of other executive officers of the Company. The Committee meets in executive session to determine the compensation of the CEO of the Company.

Our Compensation Committee met four times during 2008.

Audit Committee

Our Audit Committee’s responsibilities include:

•                  appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•                  overseeing the work of our independent registered public accounting firm, including reviewing certain reports required to be made by the independent registered public accounting firm;

•                  overseeing the work of our internal auditor, including approving the internal audit annual plan submitted by the internal auditor;

•                  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•                  monitoring our internal control over financial reporting, disclosure controls and procedures, code of business conduct and code of ethics; and

•                  meeting independently with our internal auditing staff, the independent registered public accounting firm and management.

Our Audit Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

The board of directors has determined that both members of the Audit Committee, Mr. Smith and Mr. Koenig, are “audit committee financial experts” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Mr. Smith was an Audit Partner for Arthur Andersen and is a Certified Public Accountant and a Certified Management Accountant.  Mr. Koenig’s relevant experience includes his service as the Chief Financial Officer and director of Quadion Corporation, and his past consulting experience, which involved his oversight and supervision of the performance of business enterprises respecting the preparation, audit and evaluation of financial statements.  Moreover, the Board of Directors has determined that each of the Audit Committee members is able to read and understand fundamental financial statements and has past employment experience in finance or accounting.

Our Audit Committee met five times during 2008.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2008 with management and with the Company’s independent registered accounting firm, Baker Tilly. The Audit Committee has discussed with Baker Tilly the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Baker Tilly required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly’s communications with the Audit Committee concerning independence and has discussed with Baker Tilly its independence. In addition to the information provided by Baker Tilly, the Audit Committee considered the level of non-audit services provided by Baker Tilly in determining that they were independent.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Submitted by the members of the Audit Committee:

Scott E. Smith (Chair)

David Koenig

Director Nominations

The process followed by our Nominating and Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Nominating and Governance Committee and our Board of Directors.

In considering whether to recommend any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, our Nominating and Governance Committee considers the criteria set forth in our Nominating and Governance Committee Charter (available on our website as noted above). These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, commitment to participate as a director and conflicts of interest that would impair such candidate’s ability to act in the interests of all stockholders. Our Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee. Our Nominating and Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Governance Committee for consideration as potential director candidates by submitting the name, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5 percent of our common stock for at least a year as of the date the recommendation is made, to the Nominating and Governance Committee, ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process and considering the same criteria, as it follows for candidates submitted by others. If our Board of Directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next Annual Meeting.

No candidates for director nominations were submitted by stockholders in connection with the 2009 Annual Meeting.

Stockholder Communications with Directors

Our Board has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairperson of the Audit Committee, Mr. Smith, in care of our Secretary at 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairperson of the Nominating and Governance Committee, Mr. Rudelius, in care of our Secretary at the address listed above. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address listed above. All stockholder communications will be forwarded to the applicable director(s).

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the SEC require our directors, executive officers and holders of more than 10 percent of our common stock to file reports of stock ownership and changes in ownership with the Securities and Exchange Commission.  Based on the Section 16 reports filed by our directors, executive officers and James Davis, a holder of greater than 10 percent of our common stock, and written representations of our directors, executive officers and Mr. Davis, we believe there were no late or inaccurate filings for transactions occurring during fiscal 2008, except as follows:

Name	Number of Late Reports	Number of Transactions Reported Late
David Koenig	1	1
Robert Rudelius	1	1
Scott Smith	1	1
James Davis	2	2

Certain Relationships and Related Transactions

Throughout 2008, we rented executive offices within the offices of a former director, Mr. Alex Nazarenko.  Our rental cost for these offices was approximately $2,129 per month, which is the market price for similar office space in Minneapolis, Minnesota.

On April 3, 2008, we purchased from Profile, LLC certain patents (the “Profile Assets”) pursuant to an asset purchase agreement.  At the time of the transaction, Profile, LLC was a  beneficial owner more than five percent of the Company.  The purchase price of the Profile Assets was $300,000.  A portion of the purchase price was satisfied by the issuance of a $150,000 promissory note in favor of Profile, LLC (the “Profile Note”).

On April 3, 2008, in connection with our purchase of the Profile Assets, we borrowed an aggregate of $112,500 pursuant to three promissory notes each in the amount of $37,500. The promissory notes were issued in favor of James Davis, William Reiling and the Phillips W. Smith Family Trust.  On September 12, 2008, these three promissory notes were amended to extend their due dates to the earlier of seven days following the close of an underwritten public offering or December 31, 2008, and to give the holders an option to convert their notes into shares of our common stock at a conversion price equal to 70 percent of the price of the Units sold in such offering.

On July 11, 2008, our directors received and aggregate of 21,667 of shares of our common stock in lieu of cash for $21,667 of unpaid director’s fees accrued through June 30, 2008.

On July 11, 2008, we issued a total of 37,967 shares of our common stock to our directors in recognition of the extraordinary amount of time and effort they spent on our restructuring and refocusing efforts since January 2007.  The shares were valued at $1.00 per share and expensed on the date of issuance.

On September 16, 2008, Mr. Davis agreed to purchase $100,000 of the put options pursuant to our Unit Put Agreement.  On September 24, 2008, we closed on $50,000 of Mr. Davis’ put commitment, and issued a $47,500 convertible note and a warrant to acquire 10,000 shares of our common stock at an exercise price of $1.00 per share. On October 28, 2008, we closed on the remaining $50,000 of Mr. Davis’ put commitment, and issued a $47,500 convertible note and a warrant to acquire an additional 10,000 shares of our common stock at an exercise price of $1.00 per share.

On September 25, 2008, we borrowed $150,000 pursuant to a promissory note issued in favor of Mr. Davis and used the proceeds to retire the $150,000 principal amount of the Profile Note. As consideration for providing the loan, we issued an immediately exercisable, five-year warrant to purchase 100,000 shares of our common stock at $1.50 per share to Mr. Davis.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 24, 2009, by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding common stock, (ii) each director and nominee for election as a director of the Company, (iii) each executive officer of the Company included in the Summary Compensation Table (the “Named Executive Officers”) and (iv) all executive officers and directors as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.  The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days of June 24,

2009. Including those shares in the table does not, however, constitute an admission that the named holder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.  Unless otherwise indicated, the address of each of the following persons is 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Name	Shares Beneficially Owned	Percent of Class
Richard C. Carlson(1)	110,850	1.1
David F. Koenig(2)	111,300	1.1
Robert J. Rudelius(3)	108,303	1.1
Scott E. Smith(4)	171,543	1.7
Richard B. Thon(5)	58,000	*
All directors and officers as a group (5 total)(6)	559,996	5.4
James Davis (7)(8)	2,955,549	26.8
William Reiling (9)(10)	509,985	5.1

*Less than one percent.

(1)        Includes 850 shares held directly and options to purchase up to 110,000 shares of common stock which are currently exercisable.

(2)        Includes 1,875 shares held by Clinical Network Management Corp. and 26,572 shares held by Clinical Network, Inc. with respect to each of which Mr. Koenig is an officer and minority owner.  Also includes 48,853 shares of common stock held directly and currently exercisable options to purchase up to 34,000 shares of common stock.

(3)        Includes 54,317 shares held directly, warrants to purchase 29,986 shares of common stock and options to purchase up to 24,000 shares of common stock.

(4)        Includes 95,068 shares held directly, warrants to purchase 52,475 shares of common stock and currently exercisable options to purchase up to 24,000 shares of common stock.

(5)        Includes options to purchase up to 58,000 shares of common stock which are currently exercisable.

(6)        Includes Messrs. Carlson, Koenig, Rudelius, Smith and Thon.

(7)        The address of Mr. Davis is 6446 Flying Cloud Drive, Eden Prairie, MN 55344.

(8)        Shares beneficially owned includes the following directly held shares and immediately exercisable warrants and convertible notes: 1,719,377 shares of common stock and warrants to purchase 989,530 shares of common stock.  Shares beneficially owned also includes the following shares and immediately exercisable warrants held by Davis & Associates Inc., 401K PSP, of which Mr. Davis has sole voting power: 74,964 shares of common stock and warrants to purchase 91,014 shares of common stock.  Shares beneficially owned also includes the following shares and immediately exercisable warrants held by Davis & Associates Inc., of which Mr. Davis has sole voting power: 37,482 shares of common stock and warrants to purchase 43,182 shares of common stock.

(9)        The address of Mr. Reiling is 200 University Avenue W., Suite 200, St. Paul, MN 55103.

(10)  Shares beneficially owned includes the following: 336,027 directly held shares and immediately exercisable warrants to purchase 173,958 shares.

ELECTION OF DIRECTORS

(PROPOSAL ONE)

The Board of Directors currently consists of four directors each of whom has been nominated by the Board of Directors for re-election by the stockholders.  If re-elected, each nominee has consented to serve as a director of the Company and to hold office until the next Annual Meeting of Stockholders or until his or her successor is elected and shall have qualified.

The Board of Directors recommends that you vote FOR the election of the four nominated directors.  Proxies will be voted FOR the election of the four nominees unless otherwise specified.

If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Director Nominees

Richard C. Carlson, Director since 2006 and Acting Chairman since 2007.  Mr. Carlson was hired as our Vice President of Marketing and Sales in January 2005, and was promoted to Chief Executive Officer in November 2006.  Prior to joining the Company, Mr. Carlson held several positions with SurModics, Inc., a company that provides surface modification solutions for medical device and biomedical applications, from 1998 to 2004, including Vice President of Marketing and Sales and Vice President of Strategic Planning.  Age: 57

David F. Koenig, Director since 2004.   Mr. Koenig served as a director of our predecessor company, ProUroCare Inc. (“PUC”), from 1999 until April 2004, when he became a director of the Company upon the merger of PUC with an acquisition subsidiary of the Company (the “Merger”).  From 1996 to 2005, Mr. Koenig was the Executive Vice President and Chief Operating Officer of Solar Plastics, Inc., a manufacturer of custom rotationally molded plastic parts.  Mr. Koenig is Chairman of the Compensation Committee and is a member of the Nominating and Governance Committee and the Audit Committee.  Age: 68.

Robert J. Rudelius, Director since 2007.  Since 2003, Mr. Rudelius has been the Managing Director and CEO of Noble Ventures, LLC, a company he founded, providing advising and consulting services to early-stage companies in the information technology, renewable energy and loyalty marketing fields.  Mr. Rudelius is also the Managing Director and CEO of Noble Logistics, LLC, a holding company he founded in 2002 to create, acquire and grow a variety of businesses in the freight management, logistics and information technology industries.  Mr. Rudelius is the Chairman of the Nominating and Governance Committee and is a member of the Compensation Committee.  Age: 53.

Scott E. Smith, Director since 2006.  He is employed by F-2 Intelligence Group (“F2”), a company engaged in providing critical insights to multinational corporations and private equity clients on a broad range of strategic issues.  From 2002 to 2005, Mr. Smith served as F2’s Director of Corporate Accounts, and is currently F2’s Regional Director for Private Equity.  Mr. Smith is a Certified Public Accountant and a Certified Management Accountant.  Mr. Smith is Chairman of the Audit Committee.  Age: 53.

There are no family relationships among our executive officers or directors.

Director Compensation

Effective July 1, 2008, our Board of Directors established a policy that each of our non-employee directors receives an annual cash payment of $10,000 for annual services to the Company, that the chairpersons of our Compensation, Audit and Nominating and Governance committees receive an additional annual payment of $2,500 and that each committee member receives an annual payment of $1,000 per committee. In addition, we have also agreed to grant to all non-employee directors a one-time non-qualified stock option upon election or appointment to the Board of Directors to purchase 3,000 shares of our common stock at fair market value and, additionally, to grant options to purchase 1,000 shares of our common stock at a fair market value to each director upon their annual re-election to the Board. These director options vest ratably over two years of service.

Prior to July 1, 2008, each of our non-employee directors received an annual cash payment of $5,000 for services to the Company and the chairpersons of our Compensation, Audit and Nominating and Governance committees received an additional annual payment of $2,500. All non-employee directors were granted a one-time non-qualified stock option upon appointment to the Board of Directors to purchase 3,000 shares of our common stock at fair market value. These director options vested ratably over two years of service. The options granted to Mr. Nazarenko and Mr. Koenig have a ten-year term, and to Mr. Smith and Mr. Rudelius have a seven-year term.

All directors shall be reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

The table below sets forth director compensation earned during 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(5) ($)	Option Awards(6) ($)	Total ($)
David Koenig(1)	—	$21,000	$710	$21,710
Alexander Nazarenko(2)	—	9,842	—	9,842
Scott Smith(3)	—	20,000	4,398	24,398
Robert Rudelius(4)	—	19,875	4,310	24,185

(1)                                Chairman of the Compensation Committee as of March 14, 2008. Prior to March 14, 2008, Mr. Koenig was Chairman of the Nominating and Governance Committee.

(2)                                Mr. Nazarenko resigned from the Board of Directors on March 11, 2008. Mr. Nazarenko served as Chairman of the Compensation Committee until that time.

(3)                                Chairman of the Audit Committee.

(4)                                Chairman of the Nominating and Governance Committee as of March 14, 2008.

(5)                                On July 11, 2008, the Company issued a total of 12,500 shares of our common stock to our directors in lieu of cash as payment of directors’ fees earned in the first half of 2008. In addition, a total of 37,967 shares of our common stock were issued to our directors in recognition of the extraordinary amount of time and effort they put forth on the Company’s restructuring and refocusing efforts since January 1, 2007. Finally, 9,167 shares of common stock were issued to our directors in lieu of cash as payment for directors’ fees earned in 2007 (not included in the 2008 compensation).  On April 13, 2009, we issued a total of 27,366 shares of our common stock to our directors in lieu of cash as payment of directors’ fees earned in the second half of 2008.  The dollar amount included in this column is the amount recognized for financial statement reporting purposes with respect to the fiscal year ended December 31, 2008 in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”).

(6)                                Each outside director held options to acquire 4,000 shares at December 31, 2008. Options awarded during the fiscal year are valued in accordance with SFAS 123R. See Notes 1(j) and 12(h) to the Consolidated Financial Statements for the fiscal year ended December 31, 2008 included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for the material terms of stock option grants.

Executive Compensation and Other Information

Current Executive Officers:

Richard C. Carlson, Chief Executive Officer.  See “Election of Directors (Proposal One)” above.

Richard B. Thon, Chief Financial Officer.  Mr. Thon has been our Chief Financial Officer since 2004.  Age: 53.

There are no family relationships among our executive officers or directors.

The following table sets forth the compensation earned for services rendered in all capacities by our Chief Executive Officer and Chief Financial Officer. There were no other executive officers or other individuals who earned more than $100,000 during 2008. The individuals named in the table will be hereinafter referred to as the “Named Executive Officers.”

Summary Compensation Table

Name and Position	Year	Salary ($)	Bonus ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Richard Carlson(1)	2008	$150,000	$—	$25,451	$2,103	$177,554
Chief Executive Officer and Acting Chairman of the Board	2007	150,000	—	120,898	—	270,898
Richard Thon(2)	2008	136,375	—	10,873	4,825	152,073
Chief Financial Officer	2007	140,000	—	65,348	1,200	206,548

(1)                                All compensation Mr. Carlson earned is related to his duties as an officer. Due to funding limitations, $124,335 of Mr. Carlson’s salary earned in 2006, 2007 and 2008 was unpaid as of December 31, 2008. See “Executive Compensation—Employment Agreements” for the terms of Mr. Carlson’s current employment arrangements.

(2)                                Due to funding limitations, $144,818 of Mr. Thon’s salary and bonus earned in 2006, 2007 and 2008 was unpaid as of December 31, 2008. See “Executive Compensation—Employment Agreements” for the terms of Mr. Thon’s current employment arrangements.

(3)                                Mr. Carlson and Mr. Thon each earned a $20,000 bonus upon the closing of the Company’s 2009 public offering.  This amount was accrued and had not been paid out as of the date of this Proxy Statement.

(4)                                Option awards are valued in accordance with SFAS 123R. See Notes 1(j) and 10(h) to the Consolidated Financial Statements for the fiscal year ended December 31, 2007 included in Item 8 of our Annual Report of Form 10-K for the fiscal year ended December 31, 2007 and Notes 1(f) and 7(b) to the Consolidated Financial Statements for the fiscal year ended December 31, 2008 included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for the material terms of stock option grants.

(5)                                Other compensation represents insurance premiums paid by us with respect to term life insurance and long-term care polices for the benefit of the executive. There is no cash surrender value associated with the policies.

Outstanding Equity Awards at December 31, 2008

No stock options or stock-appreciation rights were exercised during fiscal 2008, and no stock-appreciation rights were outstanding at the end of such fiscal year. The table below sets forth outstanding but unexercised options of our Named Executive Officers as of December 31, 2008.

Name	Number of Securities Underlying Unexercised Options (# Exercisable)(1)		Number of Securities Underlying Unexercised Options (# Unexercisable)(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price	Option Expiration Date
Richard Carlson	—		—		5,000	(2)	$7.50	March 1, 2011
	10,000		—				$5.00	February 1, 2017
	10,000	(3)	60,000	(3)			$1.00	July 11, 2015

Richard Thon	—		—		5,000	(2)	$7.50	March 1, 2011
	3,000		—		—		$11.33	April 18, 2012
	10,000	(4)	25,000	(4)	—		$1.00	July 11, 2015

(1)                                See Notes 1(j) and 12(h) to the Consolidated Financial Statements included in Item 8 in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for the material terms of stock option grants.

(2)                                These awards vest upon the Company securing approval from the Food and Drug Administration (“FDA”) of its ProUroScan System.

(3)                                On July 11, 2008, the Company issued incentive stock options to acquire 70,000 shares of its common stock to Mr. Carlson. The options are exercisable for a period of seven years at an exercise price of $1.00 per share. Of the options, 10,000 shares vest immediately and 20,000 shares will vest on July 1 of each of 2009, 2010 and 2011. At the same time, Mr. Carlson agreed to cancel existing, fully-vested stock options to acquire 15,000 shares of common stock at an exercise price of $23.50 per share.

(4)                                On July 11, 2008, the Company issued incentive stock options to acquire 35,000 shares of its common stock to Mr. Thon. The options are exercisable for a period of seven years at an exercise price of $1.00 per share. Of the options, 10,000 shares vest immediately and 8,333 shares will vest on July 1 of each 2009, 2010 and 2011. At the same time, Mr. Thon agreed to cancel existing, fully-vested stock options to acquire 20,000 shares of common stock at an exercise price of $25.00 per share.

Employment Agreements and Other Executive Compensation Matters

On July 16, 2008, we entered into an employment agreement with Mr. Carlson, our Chief Executive Officer. The agreement provides for a minimum annual salary of $150,000, a cash incentive bonus potential of up to 40 percent of Mr. Carlson’s base pay and eligibility to participate in an annual grant of options to purchase shares of common stock, as determined by our Board of Directors. The agreement provides for severance payments if Mr. Carlson’s employment is terminated by the Company without cause or if Mr. Carlson terminates the agreement for good reason.  The severance payments includes six months of base salary plus one month of base salary for each year of service (up to a maximum of 12 months of base salary), payment of earned bonuses, continued payment of existing health and life insurance benefits for a period of six months and immediate vesting of all unvested stock options then held by Mr. Carlson. In addition, within a one-year period following a “change in control” of the Company, upon termination without cause, unacceptable demotion or reduction in responsibilities or a relocation of more than 100 miles, Mr. Carlson will receive as severance, six months of base salary plus one month of base salary for each year of service (up to a maximum of 12 months of base salary) and immediate vesting of all unvested stock options then held by Mr. Carlson. The agreement prohibits Mr. Carlson from directly or indirectly participating in the ownership, management, operation or control of a competitive business for a period of one year following termination of his employment. The agreement will extend through December 31, 2009.

On July 1, 2008, we entered into an employment agreement with Mr. Thon, our Chief Financial Officer that expired on June 30, 2009.  The parties have indicated their intention to enter into a new employment agreement under substantially similar terms in the second half of 2009.  The expired 2008 agreement provided for a minimum annual salary of $140,000, a cash incentive bonus potential of up to 30 percent of Mr. Thon’s base pay and eligibility to participate in an annual grant of options to purchase shares of common stock, as determined by our Board of Directors. The agreement provided for severance payments if Mr. Thon’s employment is terminated by the Company without cause or if Mr. Thon terminates the agreement for good reason.  The severance payments include four months of base salary plus one month of base salary for each year of service (up to a maximum of nine months of base salary), payment of earned bonuses, continued payment of existing health and life insurance benefits for a period of four months and immediate vesting of all unvested stock options then held by Mr. Thon. In addition, within a one-year period following a “change in control” of the Company, upon termination without cause, unacceptable demotion or reduction in responsibilities or a relocation of more than 100 miles, Mr. Thon was to receive as severance, six months of base salary plus one month of base salary for each year of service (up to a maximum of 12 months of base salary), and immediate vesting of all unvested stock options then held by Mr. Thon. The agreement prohibited Mr. Thon from directly or indirectly participating in the ownership, management, operation or control of a competitive business for a period of one year following termination of his employment.

From June 2006 through December 2007, the Company deferred payment of the majority of our executive team’s compensation.  As of May 31, 2009, approximately $95,000 of our executive team’s compensation from this period had not been paid, and was recorded as an accrued liability.

2009 STOCK OPTION PLAN

(PROPOSAL TWO)

The Compensation Committee recommended, and the Board of Directors adopted, subject to stockholder approval, the ProUroCare Medical Inc. 2009 Stock Option Plan (the “2009 Plan”).  The purpose of the 2009 Plan is to promote the interests of the Company and our stockholders by aiding us in attracting and retaining employees, officers, consultants and directors who we expect will contribute to our success and to enable these individuals to participate in our long-term success and growth by giving them a proprietary interest in the Company.

The 2009 Plan authorizes the grant of stock options and other forms of stock-based compensation. The Board of Directors believes that stock options have been, and that stock options and other forms of stock-based compensation will be, a very important factor in attracting and retaining experienced and talented employees and directors who can contribute significantly to the management, growth and profitability of our business. Additionally, the Board of Directors believes that stock-based compensation aligns the interests of our management and directors with the interests of our stockholders. The availability of stock-based compensation not only increases employees’ focus on the creation of stockholder value, but also enhances employee retention and generally provides increased motivation for our employees to contribute to the future success of the Company.

We currently award stock options under the ProUroCare Medical Inc. 2002 Stock Plan (the “2002 Plan”) and the ProUroCare Medical Inc. 2004 Stock Option Plan (the “2004 Plan”).  As of May 31, 2009, an aggregate of 67,000 shares remained available for future issuance under the 2002 Plan and the 2004 Plan. The 2009 Plan will not impact the 2002 Plan or the 2004 Plan.

The following is a summary of the material terms of the 2009 Plan and is qualified in its entirety by reference to the 2009 Plan. A copy of the 2009 Plan is attached as Appendix A to this Proxy Statement.

2009 Plan Summary

Purpose.  The purpose of the 2009 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (the “Incentives”) designed to attract, retain and motivate employees, directors and consultants.

Administration.  The 2009 Plan shall be administered by a committee of the Company’s board of directors (the “Committee”).  The Committee shall have complete discretion and authority to determine all provisions of all Incentives awarded under the 2009 Plan (consistent with the terms of the 2009 Plan), interpret the 2009 Plan, and make any other determination which it believes necessary and advisable for the proper administration of the 2009 Plan.  The Committee’s decisions and matters relating to the 2009 Plan shall be final and conclusive for the Company and its participants.  The Committee will also have the authority under the 2009 Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that any such amended or modified terms are permitted by the 2009 Plan as then in effect, and any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification.  No amendment or modification to an Incentive, however, whether pursuant to Section 2 or any other provisions of the 2009 Plan, will be deemed to be a re-grant of such Incentive for purposes of the 2009 Plan.

Eligible participants.  Employees of the Company or its subsidiaries, (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries, including members of any advisory board, shall become eligible to receive Incentives under the Plan when designated by the Committee.  As of May 31, 2009, seven employees, directors or other independent contractors were eligible to be selected by the Committee to receive awards under the 2009 Plan.

Shares Eligible for Awards.  The number of shares authorized for issuance under the 2009 Plan is 1,200,000, subject to adjustment in the event of stock splits, recapitalization or other similar events affecting the common stock. Shares of common stock to be issued upon the exercise of options may be either original issue or treasury shares. Shares of common stock covered by options which terminate without being exercised will again be available for option grants.

Accounting for Awards.  Shares of common stock issued under the 2009 Plan or that are currently subject to outstanding Incentives will be applied to reduce the maximum number of shares of common stock remaining available for issuance under the Plan.

To the extent that cash in lieu of shares of common stock is delivered upon the exercise of an SAR, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of common stock which it was entitled to issue upon such exercise or upon the exercise of any related option.  In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of common stock, such shares may again be issued under the 2009 Plan either pursuant to stock options, SARs or otherwise.  In the event that shares of common stock are issued hereunder as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise.  The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

Types of Incentives.  Incentives under the Plan may be granted in any combination of the following forms:

•                  incentive stock options and non-qualified stock options;

•                  stock-appreciation rights (“SARs”);

•                  stock awards;

•                  restricted stock; and

•                  performance shares.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2009 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR. Determinations of fair market value under the 2009 Plan will be made in accordance with methods and procedures established by the Committee. The term of awards will be set by the Committee, but may not be longer than 10 years and one day from the date of grant. Awards will be adjusted by the Committee in the case of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2009 Plan.

Stock Options The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The 2009 Plan provides that the Committee may permit exercise of an option by a variety of methods, including payment in cash or shares of common stock or a combination of cash and shares of common stock, or a same day sale through a brokerage firm in accordance with regulations of the Federal Reserve Board.

Stock Appreciation Rights. The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

Restricted Stock. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the transfer ) for a specified time period determined by the Committee.  If the participant’s employment or service as a director terminates during the vesting period, the restricted stock will be forfeited, unless the Committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. A performance award may be payable in shares of common stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Committee. The Committee must determine the length of the performance period, establish the performance goals for the performance period and determine the amounts of the performance awards for each participant.  If the participant’s employment or service as a director terminates during the vesting period for any reason other than retirement, death, or disability prior to achievement of the performance objectives, the participant’s rights will expire and terminate unless otherwise determined by the Committee.  If the participant’s employment or service as a director terminates during the vesting period by reason of retirement, death, or disability prior to achievement of the performance objectives, the Committee in its discretion may determine what portion, if any, of the performance shares should be paid to the participant.

Stock Awards. The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2009 Plan.

Transferability of Awards.  No incentive stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act.  Incentive stock options transferred (except as permitted in the preceding sentence) will continue to be outstanding for purposes of the 2009 Plan but will thereafter be deemed to be a non-qualified stock option.  Non-qualified stock options may be transferred by the holder thereof only to such holder’s spouse, children, grandchildren or parents.  During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by permitted transferees.

Effect of Termination of Employment or Other Relationship.  In the event that a participant ceases to be an employee of or consultant to the Company, or the participant’s other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive.  Upon a participant’s termination of employment or other service, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs to become or continue to become exercisable and/or remain exercisable following termination and restricted stock awards, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions following termination in the manner determined by the Committee. No option or SAR may remain exercisable or continue to vest beyond the earlier of (i) the latest date upon which the Incentive could have expired by its original terms, and (ii) the tenth anniversary of the original date of grant.  Any incentive stock option that remains unexercised more than one year following termination of employment by reason of death or disability or more than three months following termination for any reason other than death or disability will thereafter be deemed to be a non-qualified stock option.

Maximum Award.  The maximum number of shares that may be covered by options granted to any individual during any calendar year will be 200,000. To the extent that the aggregate fair market value (as of grant date) of common stock with respect to which incentive stock options are exercisable for the first time during any calendar year by an individual exceeds $100,000 or such other limit as may be required by the Code, options which exceed such limit will be treated as non-qualified options.

Change of Control.  In the event of a change of control of the Company as defined in the 2009 Plan, all unvested options will fully vest, unless otherwise limited by the Committee at the time of grant.

Duration, Amendment and Termination.  Unless discontinued or terminated by the Board of Directors, the 2009 Plan will expire on the tenth anniversary of the date it is approved by the shareholders of the Company. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2009 Plan prior to expiration may extend beyond the expiration of the 2009 Plan through the award’s normal expiration date.

The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body.  No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate.

New Plan Benefits.  With the exception of the awards described in the table and accompanying footnotes below, the Committee in its sole discretion will determine the number and types of awards that will be granted under the 2009 Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2009 Plan is approved by our stockholders. The average of the bid and ask price of a share of our common stock, as reported on the OTCBB on June 19, 2009, was $0.76.

The following table shows the number of shares issued to participants under the 2009 Plan subject to approval by our stockholders:

ProUroCare Medical Inc. 2009 Stock Option Plan

Name and Position	Stock Options Granted
Richard Carlson(1) Chief Executive Officer	100,000
Richard Thon(1) Chief Financial Officer	45,000
Executive Group	145,000

Non-Executive Director Group(2)	70,000

(1)                      Options to purchase shares of our common stock were awarded on March 3, 2009, subject to stockholder approval of the 2009 Plan.

(2)                      Options to purchase 30,000, 20,000 and 20,000 shares of our common stock were awarded to Mr. Koenig, Mr. Rudelius and Mr. Smith on March 3, 2009, subject to stockholder approval of the 2009 Plan.

Federal Income Tax Consequences.

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs. As to other awards granted under the 2009 Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the 2009 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2009 Plan.

Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Delivery of Shares for Tax Obligation. Under the 2009 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal, state or local tax obligations.

Section 409A of the Code. The Committee will administer and interpret the 2009 Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder to a holder of an award. If any provision of the 2009 Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2009 Plan.

Securities Authorized for Issuance under Equity Compensation Plans as of Last Fiscal Year (December 31, 2008)

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	233,000	$7.73	67,000
Equity compensation plans not approved by stockholders (2)	611,514	$3.98	—
Total	854,514	$5.02	67,000

(1)                      Includes shares of our common stock issuable under options granted under our 2002 Plan and 2004 Plan.

(2)                      Consists of warrants issued to vendors, consultants and lenders and loan guarantors.

The Board of Directors recommends that you vote FOR the approval of the 2009 Plan.  Proxies will be voted FOR approval unless a contrary choice is specified.

ADOPTION OF AMENDMENTS TO ARTICLES OF INCORPORATION

(PROPOSAL THREE)

The Board of Directors has approved, and recommends that the stockholders approve, amendments to, and a restatement of, our Articles of Incorporation.  On June 25, 2009, the Board of Directors authorized the amendment and restatement of our Articles of Incorporation to:  (i) specify a purpose for the Company; (ii) provide that the Board of Directors has the exclusive power to adopt, amend and repeal our bylaws; (iii) include provisions limiting the personal liability of our directors and requiring the maximum indemnification available under law for our officers and directors.

If our stockholders approve the proposed amendments, the Amended and Restated Articles of Incorporation will become effective upon filing with the Secretary of State of the State of Nevada.  A copy of the Amended and Restated Articles of Incorporation reflecting the adoption of the proposed amendments is attached as Appendix B to this Proxy Statement.

We have outlined below the purpose and effect of each of the proposed amendments in turn.

Specifying a Purpose for the Company

The Company desires to specify that the Company has those broad purposes that corporations organized under the laws of the State of Nevada permit.  This amendment will have no practical effect on our stockholders, but makes clear that the Company does not have enumerated purposes, but instead has those broad purposes permitted under the law.

The proposed amendment reads as follows:

3.             Purposes.  The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada as they may be amended from time to time.

Adoption, Amendment and Repeal of our Bylaws by the Board of Directors

Allowing the Board of Directors the exclusive power to adopt, amend and repeal our bylaws will make it simpler and more efficient for the Company to make certain changes to the bylaws.  For instance, the Board of Directors will be permitted to fix classifications, qualifications or terms of office for the directors, without stockholder approval.  This amendment will allow the Board of Directors to have sole control over our bylaws.

The proposed amendment regarding our bylaws reads as follows:

5.             Bylaws.  The power to adopt, amend or repeal bylaws of the corporation is exclusively granted to the Board of Directors.

Limiting the Personal Liability of our Directors and Requiring the Maximum Indemnification Available under Law for our Officers and Directors

In order to attract and retain directors, the Board of Directors has determined that it is in the best interest of the Company to assure directors that they will not be held personally liable to the Company or its stockholders for certain breaches of fiduciary duty.

Similarly, in the opinion of the Board of Directors, in order to remain competitive in attracting the best officers and directors to the Company, it is necessary that the Company provide protections for such officers and directors who, in connection with performing their duties for the Company, become subject to actions, suits or proceedings.  The Board of Directors believes that the officers and directors should be provided with the maximum indemnification provided under law.

The proposed amendment limiting personal liability for directors and requiring maximum indemnification available under law for our officers and directors reads as follows:

6.             Limitation of Directors’ Liability; Indemnification.  The personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director shall be eliminated to the fullest extent permitted by law, as the same exists or may hereafter be amended.  The corporation shall indemnify (and advance expenses to) its directors and officers to the fullest extent permitted by law, as the same exists or may hereafter be amended.  Neither the amendment, modification or repeal of this Article nor the adoption of any provision in these articles of incorporation inconsistent with this Article shall adversely affect any right or protection of a director or officer of the corporation with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.

The Board of Directors recommends that you vote FOR the adoption of the proposed amendments to the Articles of Incorporation.  Proxies will be voted FOR adoption unless a contrary choice is specified.

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL FOUR)

Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Baker Tilly as our independent registered public accounting firm for the 2009 fiscal year. Although not legally required to do so, the Audit Committee and the full Board of Directors wishes to submit the appointment of Baker Tilly for stockholder ratification at the Annual Meeting.  Representatives of Baker Tilly are expected to be present at the Annual Meeting to answer your questions and to make a statement if they desire to do so.

If the stockholders fail to ratify the appointment of Baker Tilly, the Audit Committee shall meet and may reconsider its selection, but it is not legally required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

The Board of Directors recommends that you vote FOR ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2009.  Proxies will be voted FOR ratifying this appointment unless a contrary choice is specified.

Relationship with Independent Registered Public Accounting Firm

Baker Tilly has acted as the Company’s independent registered public accounting firm since 2004 and has been selected by the Audit Committee to serve in the same capacity for fiscal 2009.

Fees of Independent Public Accountants

The following is an explanation of the fees billed to the Company by Baker Tilly for professional services rendered for the fiscal years ended December 31, 2008 and 2007, which totaled $128,561 and $90,678, respectively.

Audit Fees.  Audit fees consist of fees billed by Baker Tilly for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.  Audit fees were $82,471 and $77,103 for the years ended December 31, 2008 and 2007, respectively.

Audit-related Fees.  Audit related fees consist of fees billed by Baker Tilly for professional services rendered for the review of an SEC comment letter.  Audit-related fees were $0 and $3,750 for the years ended December 31, 2008 and 2007, respectively.

Tax Fees.  Tax fees consist of fees billed by Baker Tilly for professional services for tax compliance, tax advice and tax planning. Tax fees were $1,300 and $0 for the years ended December 31, 2008 and 2007, respectively.

All Other Fees.  Other fees consist of fees billed by Baker Tilly for professional services rendered for the review of private placement memorandums and registration statement filings on Form S-1 and Form S-8.  Other fees were $44,790 and $9,825 for the years ended December 31, 2008 and 2007, respectively.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm.  The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC.  This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year.  The Audit Committee has delegated to each of its members pre-approval authority between meetings of the Audit Committee.  The Audit Committee will not delegate to management the pre-approval of services to be preformed by our independent registered public accounting firm

All of the services provided by our independent registered public accounting firm in fiscal 2008 and 2007 were approved by the Audit Committee under its pre-approval policies.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Any stockholder who desires to submit a proposal for action by the stockholders at our 2010 Annual Meeting must submit such proposal in writing to our Secretary, David F. Koenig, by March 10, 2010 to have the proposal included in our proxy statement for the meeting.  Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

Rule 14a-4 promulgated under the Exchange Act governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.  With respect to our 2010 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by May 24, 2010, the management proxies will be allowed to use their discretionary authority as outlined above.

OTHER MATTERS

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

July 8, 2009

Appendix A

PROUROCARE MEDICAL INC.

2009 STOCK PLAN

Adopted February 26, 2009 and amended June 4, 2009

1.     Purpose.

The purpose of the 2009 Stock Plan (the “Plan”) of ProUroCare Medical Inc. (the “Company”), a Nevada corporation, is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (variously referred to hereinafter as the “Incentives”) designed to attract, retain and motivate employees, directors and consultants.  Incentives may consist of opportunities to purchase or receive shares of the Company’s $0.00001 par value common stock, (the “Common Stock”), monetary payments, or both, on terms and conditions determined under this Plan.

2.     Administration.

2.1   The Plan shall be administered by a committee of the Company’s board of directors (the “Committee”).  The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Company’s board of directors.  Each member of the Committee shall qualify both as a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and as an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Committee shall have complete discretion and authority to determine all provisions of all Incentives awarded under the Plan (consistent with the terms of the Plan), interpret the Plan, and make any other determination which it believes necessary and advisable for the proper administration of the Plan.  The Committee’s decisions and matters relating to the Plan shall be final and conclusive for the Company and its participants.  No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan.  The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that any such amended or modified terms are permitted by the Plan as then in effect, and any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification.  No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan.    If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Company’s board of directors.

2.2   In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture, including a spinoff, or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected recipient of an Incentive, amend or modify the vesting criteria of any outstanding Incentive based, in whole or in part, on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

3.     Eligible Participants.

Employees of the Company or its subsidiaries, including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries, including members of any advisory board, shall become eligible to receive Incentives under the Plan when designated by the Committee.  Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate.  Participation by Company officers or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee.  Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such performance objectives may be delegated.

4.     Types of Incentives.

Incentives under the Plan may be granted in any combination of the following forms:  (a) incentive stock options and non-statutory stock options under Section 6; (b) stock-appreciation rights (“SARs”) under Section 7; (c) stock awards under Section 8; (d) restricted stock under Section 8; and (e) performance shares under Section 9.

5.     Shares Subject to the Plan.

5.1   Number of Shares.  Subject to adjustment as provided in Section 11.5, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,200,000 shares of Common Stock.  Shares of Common Stock issued under the Plan or that are currently subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2   Cancellation.  To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or upon the exercise of any related option.  In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise.  In the event that shares of Common Stock are issued hereunder as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise.  The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

6.     Stock Options.

A stock option is a right to purchase shares of Common Stock from the Company.  The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option.  To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option.  Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1   Price.  The option price per share shall be determined by the Committee, subject to adjustment under Section 11.5.

6.2   Number.  The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.5.  The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.  To the extent required by Section 162(m) of the Code, as amended (the “Code”), and the rules and regulations thereunder, no individual may receive options to purchase more than 200,000 shares (subject to adjustment as provided in Section 11.5) in any year.

6.3   Term and Time for Exercise.  Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant.  Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant.  The Committee may in its discretion accelerate the exercisability of any stock option.  Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

6.4   Manner of Exercise.  Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares.  The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value (as defined in Section 11.12 below) on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding-tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee.  Any shares of Common Stock delivered by a participant pursuant to clause (b) above must have been held by the participant for a period of not less than six (6) months prior to the exercise of the option, unless otherwise determined by the Committee.  Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder with respect to shares of Common Stock issuable under such stock option.  Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions declared as of a record date preceding the date on which a participant becomes the holder of record of shares of Common Stock acquired upon exercise of a stock option, except as the Committee may determine in its sole discretion.

6.5   Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a)   The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock-option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000.  The determination will be made by taking incentive stock options into account in the order in which they were granted.

(b)   Any certificate for an incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options.

(c)   All incentive stock options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s shareholders.

(d)   Unless sooner exercised, all incentive stock options shall expire no later than ten (10) years after the date of grant.  No incentive stock option may be exercisable after ten (10) years from its date of grant (or five (5) years from its date of grant if, at the time of grant, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(e)   The exercise price for a share of Common Stock under an incentive stock options shall be not less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant; provided, however, that the exercise price shall be one hundred ten percent (110%) of the Fair Market Value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

7.     Stock-Appreciation Rights.

An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4.  An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option.  Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1   Number; Exercise Price.  Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.5.  In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.  The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant.

7.2   Duration.  Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant.  Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.  The Committee may in its discretion accelerate the exercisability of any SAR.

7.3   Exercise.  An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise.  Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash, or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4   Payment.  Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to Company officers and directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)   the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (i.e., the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone and without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.5); by

(b)   the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable.  No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.     Stock Awards and Restricted Stock.

A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services rendered to the Company.  The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares.  A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the

Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan.  The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1   Number of Shares.  The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2   Sale Price.  The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3   Restrictions.  All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including without limitation any or all of the following:

(a)   a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)   a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

(c)   such other conditions or restrictions as the Committee may deem advisable.

In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant.  Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company unless otherwise determined by the Committee.  Each such certificate shall bear a legend in substantially the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED BY IT ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING CONDITIONS OF FORFEITURE) CONTAINED IN THE 2009 STOCK OPTION PLAN OF PROUROCARE MEDICAL INC., (THE “COMPANY”), AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY.  A COPY OF THE 2009 STOCK OPTION PLAN AND THE AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

8.4   End of Restrictions.  Subject to Section 11.3, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.5   Shareholder.  Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation the right to vote such shares.  Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.  Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate.  In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.  In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9.     Performance Shares.

A performance share consists of an award which shall be paid in shares of Common Stock, as described below.  The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1   Performance Objectives.  Each performance share will be subject to performance objectives respecting the Company or one of its operating units to be achieved by the participant before the end of a specified period.  The Committee shall determine the terms and conditions of each grant and the number of performance shares granted.  If the performance objectives are achieved, the participant will be paid in shares of Common Stock as determined by the Committee.  If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulae established in the award.

9.2   Not Shareholder.  The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3   No Adjustments.  No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4   Expiration of Performance Shares.  If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee.  In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.           Change of Control.

10.1        Change in Control.  For purposes of this Section 10, a “Change in Control” of the Company will mean the following:

(a)           The purchase or other acquisition by any one person, or more than one person acting as a group, of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total combined value or total combined voting power of all classes of stock issued by the Company; provided, however, that if any one person or more than one person acting as a group is considered to own more than fifty percent (50%) of the total combined value or total combined voting power of such stock, the acquisition of additional stock by the same person or persons shall not be considered a Change of Control;

(b)           A merger or consolidation to which the Company is a party if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power of all classes of securities issued by the surviving entity for the election of directors of the surviving corporation;

(c)           Any one person, or more than one person acting as a group, acquires or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons, direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of stock of the Company constituting more than thirty (30%) of the total combined voting power of all classes of stock issued by the Company;

(d)           The purchase or other acquisition by any one person, or more than one person acting as a group, of substantially all of the total gross value of the assets of the Company during the twelve-month period ending on the date of the most recent purchase or other acquisition by such person or persons.  For purposes of this Section 2(d), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets;

(e)           A change in the composition of the Board of the Company at any time during any consecutive twelve (12) month period such that the “Continuity Directors” cease for any reason to constitute at least a majority of the Board. For purposes of this event, “Continuity Directors” means those members of the Board who either:

(1)           were directors at the beginning of such consecutive twelve (12) month period; or

(2)           were elected by, or on the nomination or recommendation of, at least a majority of the then-existing Board of Directors.

In all cases, the determination of whether a Change of Control Event has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

10.2.       Acceleration of Incentives.  Without limiting the authority of the Committee under the Plan, if a Change in Control of the Company occurs whereby the acquiring entity or successor to the Company does not assume the Incentives or replace them with substantially equivalent incentive awards, then, unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive at the time of grant, as of the date of the Change of Control:  (a) all outstanding options and SARs will vest and will become immediately exercisable in full and will remain exercisable for the remainder of their respective terms, regardless of whether the participant to whom such options or SARs have been granted remains in the employ or service of the Company or any subsidiary of the Company or any acquiring entity or successor to the Company; (b) the restrictions on all shares of restricted stock awards shall lapse immediately; and (c) all performance shares shall be deemed to be met and payment made immediately.

10.3.       Cash Payment for Options.  If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any participant affected thereby, may determine that:

(a)            some or all participants holding outstanding stock options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and

(b)            any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control.

If the Committee makes a determination as set forth in subparagraph (a) of this Section 10.3, then, as of the effective date of any such Change in Control of the Company, such options will terminate as to such shares and the participants formerly holding such options will only have the right to receive such cash payment(s).  If the Committee makes a determination as set forth in subparagraph (b) of this Section 10.3, then, as of the effective date of any such Change in Control of the Company, such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

11.           General.

11.1         Effective Date.  The Plan will become effective upon its approval by the affirmative vote of the holders of a majority of the voting power of the shares of the Company’s Common Stock present and entitled to vote at a meeting of the stockholders. Unless approved within one year after the date of the Plan’s adoption by the board of directors, the Plan shall not be effective for any purpose.

11.2         Duration.  The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.  No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

11.3         Non-Transferability of Incentives.  No Incentive Stock Option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant.  Incentive Stock Options transferred (except as permitted in the preceding sentence) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-qualified stock option.  Non-qualified stock options may be transferred by the holder thereof only to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Code.  During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 11.3.

11.4         Effect of Termination or Death.  In the event that a participant ceases to be an employee of or consultant to the Company, or the participant’s other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive.  Notwithstanding the other provisions of this Section 11.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and restricted stock awards, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no option or SAR may remain exercisable or continue to vest beyond the earlier of (i) the latest date upon which the Incentive could have expired by its original terms, and (ii) the tenth (10th) anniversary of the original date of grant.  Any incentive stock option that remains unexercised more than one (1) year following termination of employment by reason of death or disability or more than three (3) months following termination for any reason other than death or disability will thereafter be deemed to be a non-statutory stock option.  Further, this Section 11.4 shall be administered in compliance with Code Section 409A and the notices, regulations and other guidance of general applicability issued thereunder.

11.5         Additional Conditions.  Notwithstanding anything in this Plan to the contrary:  (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Company.  Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

11.6         Adjustment.  In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement-of-performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction.  In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or shares of the Company, the exercise price of an outstanding Incentive and the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the participants.  In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

11.7         Incentive Plans and Agreements.  Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee.  The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

11.8         Withholding.

(a)   The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive.  At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld.  The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the “Tax Date”).

(b)   The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.  An Election is irrevocable.

(c)   If a participant is a Company officer or director within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:  (a) no Election shall be effective for a Tax Date which occurs within six (6) months of the grant or exercise of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period; and (b) the Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

11.9         No Continued Employment, Engagement or Right to Corporate Assets.  No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.  Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11.10       {this item DELETED}

11.11       Amendment of the Plan.  The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body.  No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 11.5 of the Plan.

11.12       Definition of Fair Market Value.  For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Company’s board of directors determines in good faith in the exercise of its reasonable discretion to be one hundred percent (100%) of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System, Nasdaq SmallCap Stock Market (“Nasdaq”), or the Over-The-Counter Bulletin Board (“OTCBB”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq, or the average of the bid and ask price on the OTCBB, on the applicable date.  If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

11.13       Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements.  Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment-of-inventions, or noncompete agreement entered into with the Company or any parent or subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

11.14       Governing Law.  The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of [Minnesota], notwithstanding the conflicts-of-law principles of Minnesota or any other jurisdiction.

11.15       Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

Appendix B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
PROUROCARE MEDICAL INC.

1.             Name.  The name of the corporation is ProUroCare Medical Inc.

2.             Registered Office and Registered Agent.  The address of the registered office of the corporation in Nevada is The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, NV 89511, County of Washoe, and the name of its registered agent at that address is The Corporation Trust Company of Nevada.

3.             Purposes.  The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada, as they may be amended from time to time.

4.             Capital Stock.  The total number of shares that the corporation is authorized to issue is 50,000,000 shares, par value $0.00001 per share, all of which shares are designated as common stock.

5.             Bylaws.  The power to adopt, amend or repeal bylaws of the corporation is exclusively granted to the Board of Directors.

6.             Limitation of Directors’ Liability; Indemnification.  The personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director shall be eliminated to the fullest extent permitted by law, as the same exists or may hereafter be amended.  The corporation shall indemnify (and advance expenses to) its directors and officers to the fullest extent permitted by law.  Neither the amendment, modification or repeal of this Article nor the adoption of any provision in this certificate of incorporation inconsistent with this Article shall adversely affect any right or protection of a director or officer of the corporation with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000027456_1 R2.09.03.17 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Richard C. Carlson 02 David F. Koenig 03 Robert J. Rudelius 04 Scott E. Smith PROUROCARE MEDICAL INC. 6440 FLYING CLOUD DR SUITE 101 EDEN PRAIRIE, MN 55344 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 To approve and adopt the ProUroCare Medical Inc. 2009 Stock Option Plan. 3 To approve and adopt Amended and Restated Articles of Incorporation. 4 To ratify the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm of the Company for 2009. 5 In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000027456_2 R2.09.03.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Shareholder Letter is/are available at www.proxyvote.com . ProUroCare Medical Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS AUGUST 11, 2009 The stockholder(s) hereby appoint(s) Richard C. Carlson and David F. Koenig, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholder(s) of ProUroCare Medical Inc. to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 11, 2009, and at any and all adjournments thereof, as specified below on the matters referred to and in their discretion upon any other matters brought before the meeting, with all the powers which the undersigned would possess if personally present. The stockholder(s) hereby revoke(s) all previous proxies relating to the shares covered hereby and acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Annual Meeting of Stockholders. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side